STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.,

Depositor

CITIBANK, N.A.,

Trustee

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Master Servicer and Securities Administrator

EMC MORTGAGE CORPORATION,

Sponsor and Company

AMENDMENT NO. 1

dated as of October 24, 2006

Amending the

POOLING AND SERVICING AGREEMENT

among the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Company and the Sponsor

Dated as of July 1, 2006

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

Bear Stearns Alt-A Trust, 2006-5,

Mortgage Pass-Through Certificates, Series 2006-5

AMENDMENT NO. 1 ("Amendment"), dated as of the 24th day of October, 2006, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

WHEREAS, STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as depositor (the "Depositor"), CITIBANK, N.A., as trustee (the “Trustee”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer”), and as securities administrator (in such capacity, the “Securities Administrator”) and EMC MORTGAGE CORPORATION, as sponsor (in such capacity, the “Sponsor”), and as company (in such capacity, the “Company” or “EMC”), entered into a Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Agreement"), providing for the issuance of Bear Stearns ALT-A Trust 2006-5, Mortgage Pass-Through Certificates Series 2006-5 (the “Certificates”); and

WHEREAS, Section 11.02(a)(v) of the Agreement permits the amendment of the Agreement by the Company, Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Certificateholders, to revise or correct any provisions of the Agreement to reflect the obligations of the parties as they relate to Regulation AB; and

WHEREAS, the Depositor, as evidenced by its execution of this Amendment, represents that such Amendment does not adversely affect in any material respect the interests of any Certificateholder; and

WHEREAS, an Opinion of Independent Counsel has been rendered to the effect that, based on the qualifications and assumptions set forth therein, the Amendment is permitted and not prohibited by the Agreement; and

WHEREAS, the execution of this Amendment has been duly authorized by the Company, Depositor, the Master Servicer, the Securities Administrator and the Trustee; and

NOW THEREFORE, the Company, Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

Section 1. The Agreement is hereby amended as follows:

(i)           Section 3.18(a)(iv) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

(iv)         With respect to any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or any Form 8-K Disclosure Information (collectively, the “Additional Disclosure”) relating to the Trust Fund in the form attached hereto as Exhibit R, the Securities Administrator’s obligation to include such Additional Information in the applicable Exchange Act report is subject to receipt from the entity that is indicated in Exhibit Q as the responsible party for providing that information, if other than the Securities Administrator, as and when required as described in Section 3.18(a)(i) through (iii) above. Such Additional Disclosure shall be accompanied by a notice substantially in the form of Exhibit R. Each of the Company as a Servicer, the Master Servicer, the Sponsor, the Securities Administrator and the Depositor hereby agrees to notify and provide, and the Master Servicer agrees to enforce the obligations (to the extent provided in the related Servicing Agreement) to the extent known to the Master Servicer, Sponsor, Securities Administrator and Depositor all Additional Disclosure relating to the Trust Fund, with respect to which such party is indicated in Exhibit Q as the responsible party for providing that information. Within five Business Days prior to each Distribution Date of each year that the Trust is subject to the Exchange Act reporting requirements, the Depositor shall make available to the Securities Administrator the Group I Significance Estimate and the Securities Administrator shall use such information to calculate the Group I Significance Percentage. If the Group I Significance Percentage meets either of the threshold levels detailed in Item 1115(b)(1) or 1115(b)(2) of Regulation AB, the Securities Administrator shall deliver written notification to the Depositor, the related Counterparty to that effect~~.~~ , which notification shall include a request that the related Counterparty provide Regulation AB information to the Depositor in accordance with the related Cap Contract Agreement. The Depositor shall ~~request~~be obligated to obtain from the related Counterparty any information required under Regulation AB to the extent required under the related Cap Contract Agreement~~. The Depositor will be obligated pursuant to the related Cap Contract Agreement~~ and to provide to the Securities Administrator any information that may be required to be included in any Form 10-D, Form 8-K or Form 10-K relating to the related Cap Contract Agreement or written notification instructing the Securities Administrator that such Additional Disclosure regarding the related Counterparty is not necessary for such Distribution Date. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Disclosure information pursuant to this section.

(ii)          The third sentence of Section 4.04(e) of the Agreement is hereby deleted in its entirety and replaced with the following (emphasis added to revisions):

The amount at any time credited to the Distribution Account, if invested, shall be invested in the name of the Trustee, in such Permitted Investments selected by the Master Servicer or the Depositor.

Section 2. Exhibit Q to the Agreement is hereby amended as follows:

(i)           The matrix in Exhibit Q is hereby replaced in its entirety with the following matrix (emphasis added to new language):

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Trustee (nominal)	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.			X (Monthly Statements to Certificateholders)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (Monthly Statements to Certificateholders)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (Monthly Statements to Certificateholders)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (Monthly Statements to Certificateholders)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (Monthly Statements to Certificateholders)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (Monthly Statements to Certificateholders)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (Monthly Statements to Certificateholders)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (Monthly Statements to Certificateholders)

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

X (Monthly Statements to Certificateholders)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (Monthly Statements to Certificateholders)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

X (Monthly Statements to Certificateholders)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.

					X (Monthly Statements to Certificateholders)		Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X	X	X (Monthly Statements to Certificateholders)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

			X	X	X (Monthly Statements to Certificateholders)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X	X (Monthly Statements to Certificateholders)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X	X (if agreed upon by the parties)		X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (Monthly Statements to Certificateholders)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,					X

information regarding any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

			X	X	X		X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

							X	X
		Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).					X
	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)						X
		Depositor					X
Trustee
		Issuing entity					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date					X
		Custodian				X
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K. Pricing information can be omitted if securities were not registered.

X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q			X
	6	Significant Obligors of Pool Assets
		Item 1112(b) – Significant Obligor Financial Information*					X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
		Determining applicable disclosure threshold			~~X~~		X
		~~Requesting~~Obtaining required financial information or effecting incorporation by reference			~~X~~		X
Item 1115(b) – Derivative Counterparty Financial Information*
		Determining current maximum probable exposure					X
		Determining current significance percentage			X
		Notifying derivative counterparty of significance percentage and request required financial information			X
		~~Requesting~~Obtaining required financial information or effecting incorporation by reference			~~X~~		X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	Exhibits
		Distribution report			X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements					X

8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X	X			X	X
	1.02	Termination of a Material Definitive Agreement	X	X	X			X	X

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian

			X	X	X	X		X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Monthly Statement to Certificateholders

				X	X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement			X			X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]						X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]						X
	6.02	Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.

			X	X	X			X
		Reg AB disclosure about any new servicer is also required.	X
		Reg AB disclosure about any new trustee is also required.					X (to the extent of a successor trustee)
		Reg AB disclosure about any new securities administrator is also required.			X
	6.03	Change in Credit Enhancement or Other External Support [In this transaction there is no external enhancement or other support.]

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided. Applies to external credit enhancements as well as derivatives.

					X			X
		Reg AB disclosure about any new enhancement provider is also required.			X			X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X
	7.01	Regulation FD Disclosure	X	X	X	~~X~~		X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.						X
	9.01	Financial Statements and Exhibits	The Responsible Party applicable to reportable event.
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K item as indicated above.

15	Exhibits and Financial Statement Schedules
	Item 1112(b) – Significant Obligor Financial Information		X
Item 1114(b)(2) – Credit Enhancement Provider Financial Information
	Determining applicable disclosure threshold	~~X~~	X
	~~Requesting~~ Obtaining required financial information or effecting incorporation by reference	~~X~~	X
Item 1115(b) – Derivative Counterparty Financial Information
	Determining current maximum probable exposure		X
Determining current significance percentage			X
Notifying derivative counterparty of significance percentage and request required financial information			X
~~Requesting~~ Obtaining required financial information or effecting incorporation by reference			~~X~~		X

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

Sponsor (Seller)						X
Depositor					X
Trustee
Issuing entity					X
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
Securities Administrator			X
Originator of 20% or more of pool assets as of the Cut-off Date					X
Custodian				X
Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
Sponsor (Seller)						X
Depositor					X
Trustee
Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
Securities Administrator			X
Originator					X
Custodian				X
Credit Enhancer/Support Provider					X
Significant Obligor					X
Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X	X
Item 1123 – Servicer Compliance Statement	X	X

Section 2.

This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., as Depositor

By: /s/ Baron Silverstein Name: Baron Silverstein Title: Vice President

CITIBANK, N.A., as Trustee

By: /s/ John Hannon Name: John Hannon Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer and Securities Administrator

By: /s/ Stacey Taylor Name: Stacey Taylor Title: Vice President

EMC MORTGAGE CORPORATION, as Sponsor and Company

By: /s/ William Glasgow, Jr. Name: William Glasgow, Jr. Title: Executive Vice President

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 24th day of October, 2006, before me, a notary public in and for said State, personally appeared Baron Silverstein, known to me to be a Vice President of Structured Asset Mortgage Investments II Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling Notary Public

[Notarial Seal]

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 24th day of October, 2006, before me, a notary public in and for said State, personally appeared John Hannon, known to me to be a Vice President of Citibank, N.A., the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Zenaida Santiago Notary Public

[Notarial Seal]

STATE OF MARYLAND	)
) ss.:
CITY OF ANN ARUNDEL	)

On the 24th day of October, 2006, before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be a Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Jennifer Richardson Notary Public

[Notarial Seal]

STATE OF TEXAS	)
) ss.:
COUNTY OF DALLAS	)

On the 24th day of October, 2006, before me, a notary public in and for said State, personally appeared William Glasgow, Jr., known to me to be and Executive Vice President of EMC Mortgage Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alfie Kearney Notary Public

[Notarial Seal]